UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 18, 2015

Can-Cal Resources Ltd.

(Exact name of registrant as specified in its charter)

Nevada	0-26669	86-0865852
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

127 Estelle Avenue, Toronto, Ontario           M2N 5H6

(Address of Principal Executive Officers)           (Zip Code)

Registrant's telephone number, including area code: (702) 243-1849

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01    CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

Previous independent registered public accounting firm

On August 17, 2015 CAN-CAL RESOURCES LTD. (the “Registrant” or the “Company”) was notified by L. L. Bradford & Company, LLC (“L. L. Bradford”) that the firm resigned as the Registrant’s independent registered public accounting firm.

During the period preceding this resignation, the company has not had any "disagreements" (as such term is defined in Item 304 of Regulation S-K) with L. L. Bradford & Company, LLC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

During the period since L. L. Bradford & Company, LLC was appointed as independent registered public accounting firm of the company through August 17, 2015, there were no -reportable events" (as such term is defined in Item 304 of Regulation S-K).

The Company provided L. L. Bradford with a copy of this disclosure set forth under this Item 4.01 and was requested to furnish a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the above statements.

A copy of the letter from L. L. Bradford is attached hereto as Exhibit 16.1

New independent registered public accounting firm

On August 17, 2015 (the "Engagement Date"), the Company engaged Thayer O'Neal Company PLLC ("Thayer O'Neal ") as its independent registered public accounting firm for the Company's fiscal year ended December 31, 2014. The decision to engage Thayer O'Neal as the Company's independent registered public accounting firm was approved by the Company's Board of Directors.

During the two most recent fiscal years and through the Engagement Date, the Company has not consulted with Thayer O'Neal regarding either:

1.	the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company nor oral advice was provided that Thayer O'Neal concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.	any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(l)(v) of Item 304 of Regulation S-K).

Item 9.01 Financial Statements and Exhibits

(a) Financial statements of businesses acquired.

Not applicable

(b) Pro forma financial information.

Not applicable

(c) Shell company transactions.

Not applicable

(d) Exhibit

Exhibit No.	Description of Exhibit
16.1	Letter from L.L. Bradford & Company, LLC

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAN-CAL RESOURCES LTD.

Dated: August 18, 2015	By:	/s/ Michael Hogan
Name: Michael Hogan Title: President and Chief Executive Officer

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